2010 Third-Quarter Earnings Results October 21, 2010 Exhibit 99.3

Introduction
Unless otherwise stated, we will be talking about results in the third quarter 2010 and comparing them with the same period in 2009
References to PMI volumes refer to PMI shipment data, unless otherwise stated
Industry volume and market shares are the latest data available from a number of internal and external sources
Net revenues exclude excise taxes
Acquisitions, for the purposes of this presentation, also include our business combination with Fortune Tobacco Corporation in the
Philippines
Organic volume refers to volume excluding acquisitions
Data tables showing adjustments to net revenues and Operating
Companies Income, or “OCI”, for currency, acquisitions, asset impairment, exit and other costs, adjustments to EPS, free cash flow calculations, and reconciliations to U.S. GAAP measures are at the end of today’s web cast slides and are posted on our web site

Forward-Looking and Cautionary Statements
This presentation and related discussion contain statements that, to the extent they do not relate strictly to historical or current facts, constitute
“forward-looking statements” within the meaning of the Private Securities
Litigation Reform Act of 1995. Such forward-looking statements are based on current plans, estimates and expectations, and are not guarantees of future performance. They are based on management’s expectations that involve a number of business risks and uncertainties, any of which could cause actual results to differ materially from those expressed in or implied by the forward-looking statements. PMI undertakes no obligation to publicly update or revise any forward-looking statements, except in the normal course of its public disclosure obligations. The risks and uncertainties relating to the forward-looking statements in this presentation include those described under Item 1A.
“Risk Factors” in PMI’s Form 10-Q for the quarter ended June 30, 2010, filed with the Securities and Exchange Commission.

Q3, 2010, Highlights
As anticipated, third quarter results adversely impacted by various timing issues, in particular relating to Japan
Payback for the previously disclosed build-up of stocks at our distributor in Japan during the second quarter this year
Difficult environment in Greece and Turkey, resulting from significant tax increases that occurred earlier this year
Strong underlying business and market share performance
Good results for Marlboro, driven by the new architecture and innovative line extensions
Marlboro
share higher or stable in the quarter across all four of our
Regions
Operating cash flow up more than 30% in the third quarter
Acceleration of share repurchase program in 2010
Dividend increased by 10.3% in September
Source: PMI Financials and PMI estimates

2010 EPS Guidance
We are raising and narrowing our reported diluted EPS
guidance for 2010 to a range of $3.90 to $3.95
This reflects an improved business performance, more
favorable exchange rates and a lower tax rate
This represents a reported diluted EPS growth of
approximately 20% to 22%, compared to the $3.24
achieved last year
This also represents a reported diluted EPS growth rate,
excluding currency, of approximately 16% to 18%,
compared to 14% to 17% projected previously

PMI Volume
Source: PMI Financials
Q3, 2010
(1.6)% (10.5) 635.3 Organic Cigarette Volume
4.5% 29.1 674.9 Cigarette Volume
YTD Sept, 2010
(2.9)% (6.3) 213.0 Organic Cigarette Volume
4.5% 9.9 229.2 Cigarette Volume
% Change Variance Results (units billion)

7 PMI Financial Results (a) Excluding currency and acquisitions Source: PMI Financials 3.6% (0.2)% Net Revenues YTD Sept, 2010 Results (a) Q3, 2010 Results (a) (% Change)

PMI Financial Results
(a) Net revenues and adjusted OCI exclude currency and acquisitions. Adjusted diluted EPS excludes currency.
(b) OCI stands for Operating Companies Income, which is defined as operating income before general corporate expenses and the amortization of intangibles. Q3 and YTD Sept, 2010, OCI growth rates are on an adjusted basis which excludes asset impairment, exit and other costs.
Source: PMI Financials
12.5% 5.4 % Adjusted Diluted EPS
4.5% (1.7)% Adjusted OCI
(b)
3.6% (0.2)% Net Revenues
YTD Sept, 2010
Results
(a)
Q3, 2010
Results
(a)
(% Change)

Pricing
Recently implemented price increases in Argentina,
Indonesia, Italy, Japan, Russia and the UK
Announced a 30 Euro cent price increase in France, as
well as higher prices in Poland
Filed with the customs authorities for a price increase in
Portugal
Will substantially benefit in the fourth quarter from the
stock revaluation at our distributor in Japan
Expect our price variance to be significantly higher in the
fourth quarter this year than in the third quarter

PMI Business Momentum
Good market share momentum across all Regions:
-
PMI and
Marlboro
share up 0.2 points in Q3, 2010, in the EU
Region
-
PMI gained share year-on-year or sequentially in a wide range of markets, including Algeria, Argentina, Egypt, Greece, Indonesia,
Korea, Mexico, the Netherlands, Poland, Russia, Serbia, Spain
and Turkey
Source: PMI Financials, PMI estimates and A.C. Nielsen

PHILIP MORRIS
INTERNATIONAL

Marlboro
Rauchen kann tödlich sein
Marlboro
Rauchen kann tödlich sein
Marlboro
Rauchen kann tödlich sein
Marlboro
Marlboro
Marlboro

Marlboro
Fumer tue
Marlboro
Fumer tue
Marlboro
Il fumo uccide
Marlboro
Marlboro
Palenie zabija

Marlboro
Marlboro
Marlboro
Palenie zabija
Marlboro
Marlboro
Marlboro

Marlboro Architecture Fresh Line “Fresh taste sensations” Gold Line “Smooth taste and style” Flavor Line “Flavor enjoyment” 11

Marlboro
Market Shares: EU Region
Source: PMI estimates
Market Shares
0.2 18.2 18.4 Total EU Region
1.0 15.3 16.3 Spain
1.5 9.5 11.0 Poland
1.4 33.2 34.6 Netherlands
0.1 23.1 23.2 Italy
(2.1) 22.1 20.0 Greece
(0.7) 21.8 21.1 Germany
(0.5) 26.2 25.7 France
0.4 pp 24.2% 24.6 % Belgium
Variance Q3, 2009 Q3, 2010

L&M
Market Shares: EU Region
Source: PMI estimates
(0.2) 6.6 6.4 Spain
Market Shares
0.6 5.7 6.3 Total EU Region
5.2 13.6 18.8 Slovakia
0.5 5.9 6.4 Portugal
1.4 14.6 16.0 Poland
1.7 7.0 8.7 Netherlands
4.5 0.6 5.1 Greece
0.9 8.3 9.2 Germany
0.3 7.3 7.6 Czech Rep.
0.7 pp 14.2% 14.9 % Belgium
Variance Q3, 2009 Q3, 2010

Marlboro
Market Shares: EEMA, Asia and LA&C
a) QTD August
Source: PMI estimates, Japan Institute of Tobacco, Hankook Research and A.C. Nielsen
Market Shares
0.2 5.4 5.6 Ukraine
(a)
(1.6) 11.1 9.5 Turkey
0.4 8.7 9.1 Serbia
1.3 48.4 49.7 Mexico
0.9 6.0 6.9 Korea
0.4 10.6 11.0 Japan
1.2 4.9 6.1 Egypt
0.4 23.5 23.9 Argentina
8.7 pp 11.5% 20.2 % Algeria
Variance Q3, 2009 Q3, 2010

15 EU Region Industry volume down by 5.5% in Q3, 2010, driven by declines in Greece, Poland and Spain Source: PMI estimates

EU Region
Industry volume down by 5.5% in Q3, 2010, driven by
declines in Greece, Poland and Spain
PMI market share up 0.2 points in the quarter to 39.1%:
Source: PMI estimates
Market Shares
0.2 38.9 39.1 Total EU Region
0.6 32.1 32.7 Spain
1.5 36.1 37.6 Poland
3.1 42.4 45.5 Netherlands
(0.4) 54.5 54.1 Italy
(0.4) 35.3 34.9 Germany
(0.1)pp 40.1% 40.0 % France
Variance Q3, 2009 Q3, 2010

Greece
PMI market share sequentially improving:
Expect Greek market to continue to act as a drag on our
regional profitability growth into the beginning of next
year, while discussions on structural changes to the
excise tax system continue
Source: PMI estimates
Market Shares
37.8 39.2 40.1 Total PMI
9.0 9.1 8.2 Other
0.4 4.0 5.1
L&M
6.7 6.8 6.8
Assos
21.7% 19.3% 20.0%
Marlboro
Q1, 2010 Q2, 2010 Q3, 2010

PHILIP MORRIS INTERNATIONAL

PARLIAMENT
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ:
КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

BOND STREET
КАЧЕСТВО С 1902 ГОДА
МИНЗДРАВСОЦРАЗВИТИЯ РОССИИ ПРЕДУПРЕЖДАЕТ: КУРЕНИЕ ВРЕДИТ ВАШЕМУ ЗДОРОВЬЮ

Russia
Source: PMI Financials
PMI volume grew by 1.4% in Q3,
2010, to a record level of 25.4
billion units
Strong performance driven by:
-
Parliament
-
Chesterfield
-
Bond Street
and
Next
PMI implemented retail price
increases of two to three Rubles
per pack in July
Market stabilizing and consumer
downtrading continues to slow

PHILIP MORRIS INTERNATIONAL

СПОВІЛЬНИ
БІГ ЧАСУ
ЗРОБИ
ПАУЗУ,
НЕ ПОСПІШАЙ, БО
ТИ ТРИМАЄШ
СПРАВЖНІЙ
CHESTERFIELD
КРАЩЕ БЕЗ ПОСПІХУ
КУРІННЯ МОЖЕ ВИКЛИКАТИ
ЗАХВОРЮВАННЯ НА РАК

Ukraine
Source: PMI estimates, A.C. Nielsen and PMI Financials
Industry volume in Q3, 2010,
down by around 15%, due to:
-
Trade purchases in June ahead
of tax increase
-
Market contraction due to
continuous price increases
Shares gains for premium
Marlboro
and mid-price
Chesterfield,
more than offset by
share losses in low-price
segment
Pricing and mix improvement
enabled us to grow profitability
strongly in Q3, 2010

Turkey
Total market estimated to be down about 6% in Q3, 2010
PMI market share improving:
Source: PMI estimates and A.C. Nielsen
Market Shares
41.1 40.9 41.8 Total PMI
6.6 5.9 5.8 Other
12.2 13.3 13.5
Lark
5.2 5.7 5.8
Muratti
17.1% 16.0% 16.7%
Marlboro / Parliament
Q1, 2010 Q2, 2010 Q3, 2010

PMI shipments down 3.5 billion units in Q3, 2010, while sales by our distributor to the trade rose by 4.0 billion units
We estimate there was a build-up of stock of some ten days at retail trade and three weeks with consumers
Consumer reaction to price increases uncertain:
Despite unprecedented price increases, cigarettes remain
relatively affordable and, therefore, we are optimistic that our profitability will be enhanced going forward
Japan
Source: PMI Financials and Sojitz
(Marlboro,
Yen/pack) New Old Variance % Change
Retail Selling Price 440 320 120 37.5
Retail Margin 44 32 12 37.5
Consumption Tax 21 15 6 37.5
Excise Taxes 245 175 70 40.0
Price to Trade 130 98 32 33.0

Indonesia
Industry volume estimated to be up 3.9% in Q3, 2010
PMI shipment volume increased by 3.1% in Q3, 2010
A Mild temporarily under share pressure after passing the
IDR 10,000 / pack price point
PMI profitability grew at a double-digit rate in Q3, 2010
Source: PMI estimates, PMI Financials and A.C. Nielsen
0.6 5.1 5.7
Other
Market Shares
(0.2) 29.2 29.0
Total PMI
(0.1) 4.5 4.4
Marlboro
- 7.8 7.8
Dji Sam Soe
(0.7)pp 11.8% 11.1%
A Mild
Variance Q3, 2009 Q3, 2010

Korea
PMI shipment volume increased by 9.7% in Q3, 2010
As elsewhere in the world, PMI continues to advocate for
adoption of system of regular, moderate excise tax
increases
Source: PMI Financials and Hankook Research
- 1.1 1.1
Lark
Market Shares
2.4 14.6 17.0
Total PMI
0.3 3.0 3.3
Virginia Slims
1.2 4.5 5.7
Parliament
0.9 pp 6.0% 6.9%
Marlboro
Variance Q3, 2009 Q3, 2010

Latin America & Canada Region
Overall industry volume in key markets stable
Volume decline in Q3, 2010, of 1.7%
PMI and Marlboro
market share increased in both
Argentina and Mexico:
Excluding currency and acquisitions, OCI increased 2.2%
in Q3, 2010, driven by higher prices, partly offset by the
lower volumes and an unfavorable mix in Canada
Source: PMI Financials and PMI estimates
Market Shares
1.3 48.4 49.7
Mexico –
Marlboro
1.2 69.4 70.6
Mexico – PMI
0.4 23.5 23.9
Argentina –
Marlboro
1.8 pp 73.3% 75.1%
Argentina – PMI
Variance Q3, 2009 Q3, 2010

Cash Flow
(a) Free cash flow equals net cash provided by operating activities less capital expenditures
Source: PMI Financials
Operating Cash Flow Free Cash Flow
(a)
($ million) ($ million)
+30.9%
+33.6%
1,846
2,417
1,000
2,000
3,000
Q3 Q3
1,686
2,253
1,000
2,000
3,000
Q3 Q3
2009 2010 2009 2010

26 Cumulative Operating Cash Flow (2008-2010) 2008 2009 2010 ($ billion) Source: PMI Financials Forecast Results YTD Sept Full Year 6.6 7.9 7.3 7.9 7.8 21.7 23.7 7.9 March 2008 Actual

Shareholder Returns: Share Repurchases
$5 billion allocated for share repurchases for full year
2010, $1 billion above level originally foreseen
$1.1 billion spent in Q3, 2010, to purchase 20.7 million
shares
$3.9 billion spent September YTD to purchase 78.5
million shares
Source: PMI Financials

Shareholder Returns: Dividends
Quarterly dividend increased in September by 10.3% to
$0.64 ($2.56 annualized)
Since March 2008 spin, dividend has been raised in total
by 39%
Dividend yield currently at 4.5%
Source: PMI Financials

Summary
(a) Excluding China
Source: PMI Financials and PMI estimates
Strong business momentum going into Q4, 2010
2010 EPS guidance raised and narrowed to a reported diluted range of $3.90 to $3.95, representing a growth rate of approximately 20% to
22% compared to 2009
Market leadership and growing volume and share in emerging
markets
(a)
Marlboro
performing well, with share up in the EU Region in the third quarter, and up or stable in the other three Regions
Pricing power remains strong due to our brand leadership and broad portfolio
Cost outlook improving
Share repurchases increased to $5 billion for full year 2010
Dividend raised by 10.3% in September

Questions & Answers 2010 Third-Quarter Earnings Results

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Quarters Ended September 30,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes
& Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
7,045 $            4,906 $           2,139 $          (226) $       2,365 $
- $
2,365 $           European Union 7,783 $      5,375 $            2,408 $            (11.2)% (1.8)% (1.8)%
4,184 2,288 1,896 (37) 1,933 29 1,904 EEMA 3,722 1,892 1,830 3.6% 5.6% 4.0%
3,629 1,796 1,833 99 1,734 146
(1)
1,588 Asia 3,170 1,519 1,651 11.0% 5.0% (3.8)%
2,078 1,332 746 26 720 - 720 Latin America & Canada 1,898 1,200 698 6.9% 3.2% 3.2%
16,936 $          10,322 $         6,614 $          (138) $       6,752 $           175 $     6,577 $           PMI Total 16,573 $    9,986 $            6,587 $            0.4% 2.5% (0.2)%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
1,113 $            (106) $       1,219 $           - $          1,219 $           European Union 1,267 $            (12.2)% (3.8)% (3.8)%
856
32 824 9
815 EEMA 761 12.5% 8.3% 7.1%
690 79 611 36
(1)
575 Asia 653 5.7% (6.4)% (11.9)%
244 15 229 (2) 231 Latin America & Canada 226 8.0% 1.3% 2.2%
2,903 $            20 $           2,883 $           43 $       2,840 $           PMI Total 2,907 $            (0.1)% (0.8)% (2.3)%
2010 2009
% Change in Reported Operating
Companies Income
2010 2009
% Change in Reported Net Revenues
excluding Excise Taxes

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Quarters Ended September 30,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
(2) For the calculation of net revenues excluding excise taxes, currency and acquisitions refer to previous slide
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
1,113 $          (20) $              1,133 $          (106) $            1,239 $          - $                      1,239 $          European Union 1,267 $          (1) $                 1,268 $          (10.6)% (2.3)% (2.3)%
856 - 856 32 824 9 815 EEMA 761 - 761 12.5% 8.3% 7.1%
690 - 690 79 611 36
(1)
575 Asia 653 - 653 5.7% (6.4)% (11.9)%
244 - 244 15 229 (2) 231 Latin America & Canada 226 - 226 8.0% 1.3% 2.2%
2,903 $
(20) $
2,923 $          20 $               2,903 $          43 $                   2,860 $          PMI Total 2,907 $          (1) $                 2,908 $          0.5% (0.2)% (1.7)%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes
& Currency
(2)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
(2)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenues
excluding
Excise
Taxes
(2)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
1,239 $          2,365 $          52.4% 1,239 $          2,365 $             52.4% European Union 1,268 $          2,408 $          52.7% (0.3) (0.3)
824 1,933 42.6% 815 1,904 42.8% EEMA 761 1,830 41.6% 1.0 1.2
611 1,734 35.2% 575 1,588 36.2% Asia 653 1,651 39.6% (4.4) (3.4)
229 720 31.8% 231 720 32.1% Latin America & Canada 226 698 32.4% (0.6) (0.3)
2,903 $          6,752 $          43.0% 2,860 $          6,577 $             43.5% PMI Total 2,908 $          6,587 $          44.1% (1.1) (0.6)
% Change in Adjusted Operating
Companies Income
2009
2010 2009
2010

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Quarters Ended September 30,
(Unaudited)
2010 2009 % Change
Reported Diluted EPS 0.99 $                       0.93 $                6.5%
Adjustments:
Asset impairment and exit costs 0.01                          -
Adjusted Diluted EPS 1.00 $                       0.93 $                7.5%
Less:
Currency Impact 0.02
Adjusted Diluted EPS, excluding Currency 0.98 $                       0.93 $                5.4%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Adjustments for the Impact of Currency and Acquisitions
For the Nine Months Ended September 30,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
Reported Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes
Less
Currency
Reported Net
Revenues
excluding
Excise Taxes
& Currency
Less
Acquisi-
tions
Reported Net
Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
Reported
Net
Revenues
Less
Excise
Taxes
Reported Net
Revenues
excluding
Excise Taxes Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
21,053 $          14,435 $          6,618 $          (6) $           6,624 $           3 $         6,621 $           European Union 20,988 $    14,313 $          6,675 $            (0.9)% (0.8)% (0.8)%
11,665 6,134 5,531 105 5,426 80 5,346 EEMA 9,953 5,031 4,922 12.4% 10.2% 8.6%
11,094 5,265 5,829 484 5,345 377
(1)
4,968 Asia 8,974 4,160 4,814 21.1% 11.0% 3.2%
6,094 3,901 2,193 151 2,042 - 2,042 Latin America & Canada 5,157 3,250 1,907 15.0% 7.1% 7.1%
49,906 $          29,735 $          20,171 $        734 $         19,437 $         460 $     18,977 $         PMI Total 45,072 $    26,754 $          18,318 $          10.1% 6.1% 3.6%
Reported
Operating
Companies
Income
Less
Currency
Reported
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Reported
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income Reported
Reported
excluding
Currency
Reported
excluding
Currency &
Acquisitions
3,280 $            (81) $         3,361 $           2 $         3,359 $           European Union 3,397 $            (3.4)% (1.1)% (1.1)%
2,412 74 2,338 28 2,310 EEMA 1,982 21.7% 18.0% 16.5%
2,259
263 1,996 63 (1)
1,933 Asia 1,933 16.9% 3.3% -
699
69 630 (2)
632 Latin America & Canada 452 54.6% 39.4% 39.8%
8,650 $            325 $         8,325 $           91 $       8,234 $           PMI Total 7,764 $            11.4% 7.2% 6.1%
2010 2009
% Change in Reported Operating
Companies Income
2010 2009
% Change in Reported Net Revenues
excluding Excise Taxes

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Operating Companies Income to Adjusted Operating Companies Income &
Reconciliation of Adjusted Operating Companies Income Margin, excluding Currency and Acquisitions
For the Nine Months Ended September 30,
($ in millions)
(Unaudited)
(1) Represents the business combination in the Philippines
(2) Represents 2009 Colombian investment and cooperation agreement charge
(3) For the calculation of net revenues excluding excise taxes, currency and acquisitions refer to previous slide
Reported
Operating
Companies
Income
Less
Asset
Impairment &
Exit Costs
Adjusted
Operating
Companies
Income
Less
Currency
Adjusted
Operating
Companies
Income
excluding
Currency
Less
Acquisi-
tions
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Reported
Operating
Companies
Income
Less
Asset
Impairment,
Exit Costs &
Other
Adjusted
Operating
Companies
Income Adjusted
Adjusted
excluding
Currency
Adjusted
excluding
Currency &
Acquisitions
3,280 $           (20) $               3,300 $           (81) $               3,381 $           2 $                      3,379 $           European Union 3,397 $           (3) $                 3,400 $           (2.9)% (0.6)% (0.6)%
2,412              -                       2,412              74                   2,338              28                       2,310              EEMA 1,982              -                       1,982              21.7% 18.0% 16.5%
2,259              -                       2,259              263                 1,996              63
(1)
1,933              Asia 1,933              -                       1,933              16.9% 3.3% -
699                 -                       699                 69                   630                 (2)                        632                 Latin America & Canada 452                 (135)
(2)
587                 19.1% 7.3% 7.7%
8,650 $           (20) $               8,670 $           325 $              8,345 $           91 $                    8,254 $           PMI Total 7,764 $           (138) $             7,902 $           9.7% 5.6% 4.5%
% Points Change
Adjusted
Operating
Companies
Income
excluding
Currency
Net Revenues
excluding
Excise Taxes
& Currency
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
excluding
Currency &
Acquisitions
Net Revenues
excluding
Excise Taxes,
Currency &
Acquisitions
(3)
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
Adjusted
Operating
Companies
Income
Net Revenue
excluding
Excise
Taxes
(3)
Adjusted
Operating
Companies
Income
Margin
Adjusted
Operating
Companies
Income
Margin
excluding
Currency
Adjusted
Operating
Companies
Income
Margin
excluding
Currency &
Acquisitions
3,381 $           6,624 $           51.0% 3,379 $           6,621 $              51.0% European Union 3,400 $           6,675 $           50.9% 0.1 0.1
2,338              5,426              43.1% 2,310              5,346                 43.2% EEMA 1,982              4,922              40.3% 2.8 2.9
1,996              5,345              37.3% 1,933              4,968                 38.9% Asia 1,933              4,814              40.2% (2.9) (1.3)
630                 2,042              30.9% 632                 2,042                 31.0% Latin America & Canada 587                 1,907              30.8% 0.1 0.2
8,345 $           19,437 $         42.9% 8,254 $           18,977 $            43.5% PMI Total 7,902 $           18,318 $         43.1% (0.2) 0.4
2009
2010 2009
2010
% Change in Adjusted Operating
Companies Income

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Reported Diluted EPS to Adjusted Diluted EPS and Adjusted Diluted EPS, excluding Currency
For the Nine Months Ended September 30,
(Unaudited)
2010 2009 % Change
Reported Diluted EPS 2.96 $                       2.44 $                21.3%
Adjustments:
Colombian investment and cooperation agreement charge -                           0.04
Tax items (0.07)                        -
Asset impairment and exit costs 0.01                          -
Adjusted Diluted EPS 2.90 $                       2.48 $                16.9%
Less:
Currency Impact 0.11
Adjusted Diluted EPS, excluding Currency 2.79 $                       2.48 $                12.5%

PHILIP MORRIS INTERNATIONAL INC. and Subsidiaries
Reconciliation of Non-GAAP Measures
Reconciliation of Operating Cash Flow to Free Cash Flow and Free Cash Flow, excluding Currency
Reconciliation of Operating Cash Flow to Operating Cash Flow, excluding Currency
For the Quarters Ended September 30,
($ in millions)
(Unaudited)
(1) Operating Cash Flow
For the Quarters Ended
September 30,
2010 2009 % Change
Net cash provided by operating activities
(a)
2,417 $             1,846 $             30.9%
Less:
Capital expenditures 164 160
Free cash flow 2,253 $             1,686 $             33.6%
Less:
Currency impact (232)
Free cash flow, excluding Currency 2,485 $             1,686 $             47.4%
For the Quarters Ended
September 30,
2010 2009 % Change
Net cash provided by operating activities
(a)
2,417 $             1,846 $             30.9%
Less:
Currency impact (234)
Net cash provided by operating activities,
excluding Currency
2,651 $             1,846 $             43.6%

2010 Third-Quarter Earnings Results October 21, 2010